Exhibit 99.2

Crescent Real Estate Equities
Company

Third Quarter 2003

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company, as filed in the Quarterly Reports on Form 10Q and the Annual Report
on Form 10K with the Securities and Exchange Commission.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Table of Contents

Company Background
About the Company/Vision/Mission/Summary	4
Trust Managers/Executive Officers	5
Financial Highlights
Key Financial Data	7
Balance Sheets	9
Statements of Operations	10
Funds From Operations	11
Earnings Guidance	12
Segment Contribution	13
Consolidated Debt Schedule	14
Consolidated Debt Breakdown/Future Consolidated Debt Repayments	15
Unconsolidated Debt Schedule/Future Unconsolidated Debt Repayments	16
Investment in Unconsolidated Companies	17
Portfolio Data
Office:
Office Portfolio Breakdown	21
Office Property Table	22
Unconsolidated Office Joint Venture Properties	25
Office Leasing Statistics	26
Office Same-Store Analysis	27
Office Capital Expenditures	28
Top 25 Office Customers	29
Office Customer Industry Diversification	30
Office Lease Expirations	31
Acquisitions, Development and Dispositions	37
Resort/Hotel:
Resort/Hotel Property Table	39
Same-Store Analysis	41
Residential Development:
Residential Development Property Table	43
Statistics	44
Temperature-Controlled Logistics:
Temperature-Controlled Property Table and Operating Data	47
Contact Information
Equity Research Coverage/IR Contacts	49

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

COMPANY BACKGROUND

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

About the Company

Crescent Real Estate Equities Company (NYSE: CEI) is one of the largest publicly held real estate investment trusts in the nation. Through its subsidiaries and joint ventures, Crescent owned and managed, as of September 30, 2003, a portfolio of 74 premier office properties totaling 29.7 million square feet located primarily in the Southwestern United States, with major concentrations in Dallas, Houston, Austin, Denver and Miami. In addition, Crescent has investments in world-class resorts and spas and upscale residential developments.

Vision

Our vision is to be the premier real estate investment and operating company in our markets as recognized by our customers, our people and the investment community.

Mission

Our mission is to deliver exceptional workplace environments and innovative solutions to our customers every day. Our people bring pride, passion and commitment to real estate.

Summary
As of September 30, 2003

NYSE Trading Symbols	CEI, CEIprA, CEIprB
Corporate Headquarters	Fort Worth, Texas
Fiscal Year End	12/31
Total Office Properties	74
Total Office Square Feet	29.7 million
Geographic Diversity	6 states and 26 sub-markets
Number of Employees	688
Common Shares and Units Outstanding (share equivalent)	116.9 million
Common Dividend—Quarter/Annualized	$0.375/$1.50
Common Dividend Yield ($14.50 share price at 09/30/03)	10.3%
Total Market Capitalization Including Debt	$4.6 billion
Insider Ownership	18.3%

Forward Looking Statements

Certain statements made in this supplement may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent’s future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release on November 4, 2003, and from time to time in Crescent’s SEC reports, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K, which can be obtained from Crescent directly or on Crescent’s website.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Trust Managers

Richard E. Rainwater
Chairman of the Board

John C. Goff
Vice Chairman of the Board and
Chief Executive Officer

Dennis H. Alberts
President and Chief Operating Officer

Anthony M. Frank
Chairman, Belvedere Capital Partners

William F. Quinn
President, AMR Investments Services, Inc.

Paul E. Rowsey, III
President, Eiger, Inc.

Robert R. Stallings
Chairman and President, Stallings Capital Group, Inc.

Terry N. Worrell
President, Worrell Investments

Executive Officers

John C. Goff, Chief Executive Officer

Dennis H. Alberts, President and Chief Operating Officer

Kenneth S. Moczulski, President of Investments and Chief Investment Officer

Jerry R. Crenshaw, Jr., Executive Vice President and Chief Financial Officer

David M. Dean, Executive Vice President, Law and Administration and Secretary

Jane E. Mody, Executive Vice President, Capital Markets

Thomas G. Miller, Senior Vice President, Investments

Jane B. Page, Senior Vice President, Asset Management and Leasing, Houston Region

John L. Zogg, Jr., Senior Vice President, Asset Management and Leasing, Dallas Region

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

FINANCIAL HIGHLIGHTS

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Key Financial Data
(Dollars in thousands, except share data)
(unaudited)

	As Of or For The Three Months Ended

	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002

Shares and Units:
Common Shares Outstanding	99,171,375	99,169,292	99,167,508	99,212,108	103,886,998
Units Outstanding (a)	17,746,694	17,748,804	17,750,088	17,756,684	13,082,468

Combined Shares and Units	116,918,069	116,918,096	116,917,596	116,968,792	116,969,466

Weighted Average for Quarter — Basic (EPS) (b)	99,172,210	99,170,151	99,217,542	100,558,758	103,766,485
Weighted Average for Quarter — Diluted (EPS) (b)	99,181,510	99,182,806	99,222,236	100,568,522	103,887,036
Weighted Average for Quarter — Diluted (FFO)	116,928,525	116,931,793	116,974,303	116,979,033	117,069,504
Share Price & Dividends
At the End of the Period	$14.50	$16.61	$14.38	$16.64	$15.70
High during Quarter	$17.20	$17.38	$16.87	$17.29	$18.61
Low during Quarter	$14.26	$14.18	$13.75	$13.61	$15.20
Dividends Declared during Quarter	$0.375	$0.375	$0.375	$0.375	$0.375
Capitalization
Market Value of Common Equity	$1,695,312	$1,942,010	$1,681,275	$1,946,361	$1,836,421
Preferred Equity (c)	335,400	335,400	335,400	335,400	335,400
Total Consolidated Debt	2,576,469	2,464,751	2,444,293	2,382,910	2,412,544

Total Capitalization	$4,607,181	$4,742,161	$4,460,968	$4,664,671	$4,584,365

Total Consolidated Debt/Total Capitalization	56%	52%	55%	51%	53%
Selected Balance Sheet Data (d)
Net Investment in Real Estate (e)	$3,138,332	$3,060,575	$3,084,245	$3,098,836	$3,150,688
Total Assets	4,297,929	4,208,220	4,223,614	4,288,399	4,341,111
Total Liabilities	2,927,733	2,799,994	2,764,219	2,758,812	2,775,177
Total Unconsolidated Debt	560,116	564,143	563,258	559,037	506,559
Total Minority Interest	146,875	154,092	161,337	174,774	133,995
Total Shareholders’ Equity	1,223,321	1,254,134	1,298,058	1,354,813	1,431,939
Selected Operating Data (e)
Total Consolidated Revenues (f)	$212,940	$234,358	$229,436	$271,383	$248,501
Net Straight — Line revenue/(expense) adjustment	1,198	(398)	813	341	(17)
Lease Termination Fees	5,300	1,000	2,000	11,800	3,000
Consolidated Capitalized Interest:
Office	—	—	—	—	69
Residential Development (g)	5,599	4,058	4,239	6,982	4,127
Scheduled Principal Payments on Consolidated Debt	3,743	3,669	3,248	3,134	2,572
Office Property FFO (h)	73,855	70,011	72,260	85,765	88,045
Office Property Operating Margin (i)	53%	51%	53%	58%	58%
General & Administrative Expense	7,926	6,185	6,415	9,840	8,121
G&A as a Percentage of Total Consolidated Revenues (f)	3.7%	2.6%	2.8%	3.6%	3.3%
Office Bad Debt as Percentage of Office Property Revenue	(0.2)%	0.3%	0.1%	0.9%	0.6%
Interest Coverage Ratio (j)	2.2	2.3	2.2	2.3	2.2
Net Income from Continuing Operations (e) (k)
Net Income from Continuing Operations	$596	$(5,821)	$(4,819)	$25,335	$19,774
Basic — Per Share	$0.01	$(0.06)	$(0.05)	$0.25	$0.19
Diluted — Per Share	$0.01	$(0.06)	$(0.05)	$0.25	$0.19
Funds from Operations Available to Common Shareholders Before Impairment Charges Related to Real Estate Assets (“FFO”) (h) (l)
FFO	$43,463	$36,441	$41,417	$70,834	$50,012
FFO per Weighted Average Share — Diluted (m)	$0.37	$0.31	$0.35	$0.60	$0.43
FFO Payout Ratio — Diluted	101.4%	121.0%	107.1%	63.0%	87.2%
Portfolio Statistics
Office Properties Owned and Managed (n)	74	73	73	73	73
Total Office Square Footage (n)	29,681,522	29,465,407	29,465,407	29,464,127	28,511,578
Economic Office Occupancy at End of Quarter (n) (o)	84.4%	85.1%	85.7%	87.2%	89.2%
Leased Office Occupancy at End of Quarter (n)	86.2%	86.9%	87.0%	89.7%	90.7%
Resort/Hotel Properties	10	10	10	10	9
Number of Resort/Hotel Rooms	3,077	3,077	3,077	3,077	2,807
Number of Residential Development Active Projects	23	23	22	22	21

NOTE: See footnotes on following page.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Key Financial Data
(dollars in thousands)
(continued)

(a)	Represents actual units outstanding x 2 because each unit is exchangeable for 2 common shares, or at the option of the Company, an equivalent amount of cash.

(b)	The share count for EPS does not include units, which are in Minority Interest.

(c)	Net of issuance costs, preferred equity is $330,083.

(d)	Segment information is as follows:

			Residential
	Office	Resort/Hotel	Development	TCL	Corporate &
	Segment	Segment	Segment	Segment	Other		Total

Total Assets by Segment (1):
Balance at September 30, 2003	2,582,856 (2)	492,139	800,747	302,392	119,795		4,297,927
Balance at December 31, 2002	2,624,203	492,157	729,172	304,545	138,322		4,288,399
Consolidated Property Level Financing:
Balance at September 30, 2003	(1,402,186)	(132,330)	(95,453)	—	(946,500	)(3)	(2,576,469)
Balance at December 31, 2002	(1,371,274)	(129,401)	(93,235)	—	(789,000	)(3)	(2,382,910)
Consolidated Other Liabilities:
Balance at September 30, 2003	(106,734)	(40,351)	(138,226)	—	(65,946)		(351,257)
Balance at December 31, 2002	(134,972)	(44,034)	(125,018)	—	(71,878)		(375,902)
Minority Interests:
Balance at September 30, 2003	(7,466)	(7,406)	(22,822)	—	(109,181)		(146,875)
Balance at December 31, 2002	(11,202)	(7,833)	(24,937)	—	(130,802)		(174,774)

	(1)	Total assets by segment is inclusive of investments in unconsolidated companies, net of unconsolidated debt.

	(2)	Land held for investment or development related to Office Segment is $73,772.

	(3)	Inclusive of Corporate bonds and credit facility

(e)		Prior quarter financial data is not restated for the effect of Discontinued Operations.

(f)		Total Consolidated Revenues calculated as Total Property Revenue plus Interest and other income.

(g)		Residential Development capitalized interest is amortized through cost of sales as units / lots are sold, which is a reduction to FFO.

(h)		Funds from operations available to common shareholders before impairment charges related to real estate assets, or FFO, as the Company uses it, means net income (loss) available to common shareholders, determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP), excluding gains (losses) from sales of depreciable operating property, excluding extraordinary items, as defined by GAAP, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes this is consistent with the revised definition adopted by the Board of Governors of NAREIT. The Company considers FFO an appropriate measure of performance for an equity REIT, although it is not a GAAP measure. FFO is not necessarily indicative of available cash and should not be considered an alternative to GAAP measures, including net income and cash generated from operating activities. Refer to Statement of Funds From Operations Available to Common Shareholders on page 11 for the Company’s methodology, which may differ from that of other real estate companies that report FFO, as well as a complete reconciliation from our FFO, and from Funds From Operations Available to Common Shareholders After Impairment Charges related to Real Estate Assets, to Net Income, a GAAP measure.

(i)		Calculated as the sum of (Office Property Revenue — Office Property real estate taxes — Office Property operating expenses) divided by Office Property Revenue.

(j)		Calculated as (Loss) Income from Continuing Operations Before Minority Interests and Income Taxes plus / (minus)

•	Loss / (gain) on joint ventures of properties, net

•	Impairments

•	Interest expense

•	Amortization of deferred financing costs

•	Depreciation and amortization

The sum of these for the trailing four quarters is divided by the sum of the trailing four quarters of net interest expense. This calculation differs from the methods for calculating the Company’s interest coverage ratios under the financial covenants in its debt instruments.

(k)	Calculated as Net income before discontinued operations and cumulative effect of a change in accounting principle less preferred dividend payments.

(l)	Impairment charges by quarter for 2003 are as follows: $17,028 in Q1 2003; $990 in Q2 2003; and $2,356 in Q3 2003.

(m)	To calculate basic FFO available to Common Shareholders per share, the Company deducts Unitholder minority interest from FFO Available to Common Shareholders and divides by basic weighted average shares outstanding;

(n)	Office Property statistics exclude Five Post Oak Park office property, which was acquired on December 20, 2002, and The BAC — Colonnade Building office property, which was acquired on August 26, 2003. These office properties will be included in occupancy statistics once stabilized. Stabilization is deemed to occur upon the earlier of (1) achieving 93% occupancy or (2) one year following date placed in service or acquisition date. As of September 30, 2003, these two properties are included only in “Office Buildings Owned and Managed” and “Total Office Square Footage” in Key Financial Data.

(o)	Economic occupancy is defined as occupancy based upon the customer’s contractual obligation pursuant to the lease regardless of whether the customer physically occupies the space.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Balance Sheets

(dollars in thousands)

	September 30,	December 31,
	2003	2002

	(unaudited)	(audited)
ASSETS:
Investments in real estate:
Land	$315,479	$292,970
Building and improvements, net of accumulated depreciation of $734,370 as of September 30, 2003 and $655,168 as of December 31, 2002	2,201,657	2,185,070
Furniture, fixtures and equipment, net of accumulated depreciation of $69,487 as of September 30, 2003 and $58,468 as of December 31, 2002	62,682	56,682
Land held for investment or development	470,813	447,778
Properties held for disposition, net	87,701	116,336

Net investment in real estate	$3,138,332	$3,098,836
Cash and cash equivalents	$63,483	$78,444
Restricted cash and cash equivalents	106,675	105,786
Accounts receivable, net	39,966	42,046
Deferred rent receivable	62,474	60,973
Investments in unconsolidated companies	543,259	562,643
Notes receivable, net	108,971	115,494
Income tax asset-current and deferred, net	54,496	39,709
Other assets, net	180,273	184,468

Total assets	$4,297,929	$4,288,399

LIABILITIES:
Borrowings under Credit Facility	$314,500	$164,000
Notes payable	2,261,969	2,218,910
Accounts payable, accrued expenses and other liabilities	351,264	375,902

Total liabilities	$2,927,733	$2,758,812

MINORITY INTERESTS:
Operating partnership, 8,873,347 and 8,878,342 units, at September 30, 2003 and December 31, 2002, respectively	$109,181	$130,802
Consolidated real estate partnerships	37,694	43,972

Total minority interests	$146,875	$174,774

SHAREHOLDERS’ EQUITY:
Preferred shares, $0.01 par value, authorized 100,000,000 shares:
Series A Convertible Cumulative Preferred Shares, liquidation preference of $25.00 per share, 10,800,000 shares issued and outstanding at September 30, 2003 and December 31, 2002	$248,160	$248,160
Series B Cumulative Preferred Shares, liquidation preference of $25.00 per share, 3,400,000 shares issued and outstanding at September 30, 2003 and December 31, 2002	81,923	81,923
Common shares, $0.01 par value, authorized 250,000,000 shares, 124,298,763 and 124,280,867 shares issued and outstanding at September 30, 2003 and December 31, 2002, respectively	1,236	1,236
Additional paid-in capital	2,243,384	2,243,419
Deferred compensation on restricted shares	(5,253)	(5,253)
Accumulated deficit	(868,397)	(728,060)
Accumulated other comprehensive income	(17,492)	(27,252)

	$1,683,561	$1,814,173
Less — shares held in treasury, at cost, 25,127,388 and 25,068,759 common shares at September 30, 2003 and December 31, 2002, respectively	(460,240)	(459,360)

Total shareholders’ equity	$1,223,321	$1,354,813

Total liabilities and shareholders’ equity	$4,297,929	$4,288,399

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Statements of Operations

(dollars in thousands, except share data)

	For the three months		For the nine months
	ended September 30,		ended September 30,

	2003	2002	2003	2002

	(unaudited)		(unaudited)
REVENUE:
Office Property	$127,044	$140,840	$375,996	$411,067
Resort/Hotel Property	54,769	56,110	170,122	148,157
Residential Development Property	29,808	41,832	119,380	168,372

Total Property revenue	$211,621	$238,782	$665,498	$727,596

EXPENSE:
Office Property real estate taxes	$15,523	$17,229	$50,663	$56,690
Office Property operating expenses	43,976	42,624	129,116	124,613
Resort/Hotel Property expense	44,926	44,599	137,325	110,701
Residential Development Property expense	29,723	39,306	110,483	152,983

Total Property expense	$134,148	$143,758	$427,587	$444,987

Income from Property Operations	$77,473	$95,024	$237,911	$282,609

OTHER INCOME (EXPENSE):
Income from investment land sales, net	$11,334	$5,452	$12,961	$5,528
Gain on joint ventures of properties, net	—	17,710	100	17,710
Interest and other income	1,319	1,775	4,172	5,833
Corporate general and administrative	(7,926)	(8,121)	(20,526)	(19,846)
Interest expense	(43,044)	(47,121)	(129,298)	(135,678)
Amortization of deferred financing costs	(2,783)	(2,701)	(7,751)	(7,722)
Depreciation and amortization	(37,728)	(36,726)	(110,947)	(101,914)
Impairment charges related to real estate assets	—	—	(1,200)	(1,000)
Other expenses	(130)	—	(1,042)	—
Equity in net income (loss) of unconsolidated companies:
Office Properties	5,475	874	8,797	3,655
Resort/Hotel Properties	(89)	(91)	2,036	(91)
Residential Development Properties	1,725	4,272	4,235	22,934
Temperature-Controlled Logistics Properties	(949)	(3,101)	152	(3,828)
Other	(864)	(755)	(1,679)	(5,281)

Total Other Income (Expense)	$(73,660)	$(68,533)	$(239,990)	$(219,700)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$3,813	$26,491	$(2,079)	$62,909
Minority interests	(1,582)	(4,235)	(1,897)	(16,207)
Income tax benefit (provision)	4,940	2,534	10,545	6,543

INCOME BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE	$7,171	$24,790	$6,569	$53,245
Net (loss) income from discontinued operations, net of minority interests	(1,884)	1,511	1,080	4,542
(Loss) gain on real estate from discontinued operations, net of minority interests	(2,017)	1,448	(16,612)	5,046
Cumulative effect of a change in accounting principle	—	—	—	(9,172)

NET INCOME (LOSS)	$3,270	$27,749	$(8,963)	$53,661
Series A Preferred Share distributions	(4,556)	(4,556)	(13,668)	(12,146)
Series B Preferred Share distributions	(2,019)	(2,019)	(6,057)	(3,028)

NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(3,305)	$21,174	$(28,688)	$38,487

BASIC EARNINGS PER SHARE DATA:
Net income (loss) before discontinued operations and cumulative effect of a change in accounting principle	$0.01	$0.18	$(0.13)	$0.37
Net (loss) income from discontinued operations, net of minority interests	(0.02)	0.01	0.01	0.04
(Loss) gain on real estate from discontinued operations, net of minority interests	(0.02)	0.01	(0.17)	0.05
Cumulative effect of a change in accounting principle	—	—	—	(0.09)

Net (loss) income — basic	$(0.03)	$0.20	$(0.29)	$0.37

DILUTED EARNINGS PER SHARE DATA:
Net income (loss) before discontinued operations and cumulative effect of a change in accounting principle	$0.01	$0.18	$(0.13)	$0.37
Net (loss) income from discontinued operations, net of minority interests	(0.02)	0.01	0.01	0.04
(Loss) gain on real estate from discontinued operations, net of minority interests	(0.02)	0.01	(0.17)	0.05
Cumulative effect of a change in accounting principle	—	—	—	(0.09)

Net (loss) income — diluted	$(0.03)	$0.20	$(0.29)	$0.37

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	99,172,210	103,766,485	99,186,469	104,526,572

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	99,181,510	103,887,036	99,191,192	105,041,173

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Funds From Operations Available to Common Shareholders

(dollars in thousands, except share data)

	For the three months
	ended September 30,

	(unaudited)

	2003	2003	2002	2002
	$	Per share	$	Per share

NET INCOME (LOSS)	3,270	0.03	27,749	0.24
ADJUSTMENTS:
Depreciation and amortization of real estate assets	39,617	0.34	36,419	0.32
Loss (gain) on property sales, net	14	—	(19,646)	(0.17)
Cumulative effect of a change in accounting principle	—	—	—	—
Impairment charges related to real estate assets and assets held for sale	2,356	0.02	—	—
Adjustment for investments in unconsolidated companies:
Office Properties	(1,613)	(0.01)	1,946	0.02
Resort/Hotel Properties	394	—	370	—
Residential Development Properties	8	—	(615)	(0.01)
Temperature-Controlled Logistics Properties	5,147	0.04	6,777	0.06
Other	260	—	96	—
Unitholder minority interest	585	0.01	3,491	0.03
Series A Preferred Share distributions	(4,556)	(0.04)	(4,556)	(0.04)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS BEFORE IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS (A)	43,463	0.37	50,012	0.43

Impairment charges related to real estate assets	(2,356)	(0.02)	—	—

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS AFTER IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS	41,107	0.35	50,012	0.43

INVESTMENT SEGMENTS:
Office Properties	73,855	0.64	88,045	0.75
Resort/Hotel Properties	11,471	0.10	13,593	0.12
Residential Development Properties	2,773	0.02	4,319	0.04
Temperature-Controlled Logistics Properties	4,198	0.04	3,675	0.03
OTHER:
Corporate general & administrative	(7,926)	(0.07)	(8,121)	(0.07)
Interest expense	(43,074)	(0.37)	(47,149)	(0.40)
Series A Preferred Share distributions	(4,556)	(0.04)	(4,556)	(0.04)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)
Other (B)	8,741	0.07	2,225	0.02

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS BEFORE IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS (A)	43,463	0.37	50,012	0.43

Impairment charges related to real estate assets	(2,356)	(0.02)	—	—

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS AFTER IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS	41,107	0.35	50,012	0.43

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — BASIC	99,172,210		103,766,485
WEIGHTED AVERAGE COMMON SHARES/UNITS OUTSTANDING — DILUTED	116,928,525		117,069,504
DIVIDEND PAID PER SHARE DURING PERIOD	0.375		0.375
SUPPLEMENTAL INFORMATION:
Rental income from straight-line rents	(1,198)		17
Temperature-controlled capital expenditures	(1,140)		(1,232)
Non Revenue-enhancing capital expenditures:
Resort/hotel property capital expenditures	(3,107)		(2,273)
Office property capital expenditures	(1,433)		(3,098)
Office property tenant improvement and leasing costs	(15,724)		(8,152)
Depreciation and amortization of non-real estate assets	2,197		1,802
Amortization of deferred financing costs	2,782		2,701

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For the nine months
	ended September 30,

	(unaudited)

	2003	2003	2002	2002
	$	Per share	$	Per share

NET INCOME (LOSS)	(8,963)	(0.07)	53,661	0.46
ADJUSTMENTS:
Depreciation and amortization of real estate assets	109,017	0.93	102,088	0.86
Loss (gain) on property sales, net	719	0.01	(25,311)	(0.21)
Cumulative effect of a change in accounting principle	—	—	9,172	0.08
Impairment charges related to real estate assets and assets held for sale	20,374	0.17	2,048	0.02
Adjustment for investments in unconsolidated companies:
Office Properties	3,805	0.03	5,997	0.05
Resort/Hotel Properties	1,143	0.01	370	—
Residential Development Properties	235	—	2,339	0.02
Temperature-Controlled Logistics Properties	16,143	0.14	18,278	0.15
Other	178	—	5,872	0.05
Unitholder minority interest	(1,605)	(0.01)	8,004	0.07
Series A Preferred Share distributions	(13,668)	(0.12)	(12,146)	(0.10)
Series B Preferred Share distributions	(6,057)	(0.05)	(3,028)	(0.03)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS BEFORE IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS (A)	121,321	1.04	167,344	1.42

Impairment charges related to real estate assets	(20,374)	(0.17)	(2,048)	(0.02)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS AFTER IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS	100,947	0.87	165,296	1.40

INVESTMENT SEGMENTS:
Office Properties	216,126	1.85	249,119	2.11
Resort/Hotel Properties	39,458	0.34	47,140	0.40
Residential Development Properties	13,766	0.12	32,354	0.28
Temperature-Controlled Logistics Properties	16,294	0.14	14,450	0.12
OTHER:
Corporate general & administrative	(20,526)	(0.18)	(19,846)	(0.17)
Interest expense	(129,380)	(1.11)	(135,871)	(1.15)
Series A Preferred Share distributions	(13,668)	(0.12)	(12,146)	(0.10)
Series B Preferred Share distributions	(6,057)	(0.05)	(3,028)	(0.03)
Other (B)	5,308	0.05	(4,828)	(0.04)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS BEFORE IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS (A)	121,321	1.04	167,344	1.42

Impairment charges related to real estate assets	(20,374)	(0.17)	(2,048)	(0.02)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS AFTER IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS	100,947	0.87	165,296	1.40

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — BASIC	99,186,469		104,526,572
WEIGHTED AVERAGE COMMON SHARES/UNITS OUTSTANDING — DILUTED	116,940,529		118,224,542
DIVIDEND PAID PER SHARE DURING PERIOD	1.125		1.125
SUPPLEMENTAL INFORMATION:
Rental income from straight-line rents	(1,613)		(1,041)
Temperature-controlled capital expenditures	(2,091)		(1,724)
Non Revenue-enhancing capital expenditures:
Resort/hotel property capital expenditures	(6,453)		(8,326)
Office property capital expenditures	(4,106)		(8,996)
Office property tenant improvement and leasing costs	(36,619)		(21,244)
Depreciation and amortization of non-real estate assets	6,907		4,758
Amortization of deferred financing costs	7,751		7,722

(A)	Funds from operations available to common shareholders before impairment charges related to real estate assets, or FFO, as the Company uses it, means net income (loss) available to common shareholders, determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP), excluding gains (losses) from sales of depreciable operating property, excluding extraordinary items, as defined by GAAP, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes this is consistent with the revised definition adopted by the Board of Governors of NAREIT. The Company considers FFO an appropriate measure of performance for an equity REIT, although it is not a GAAP measure. FFO is not necessarily indicative of available cash and should not be considered an alternative to GAAP measures, including net income and cash generated from operating activities. To calculate Basic FFO available to common shareholders per share, the Company deducts Unitholder minority interest from FFO available to common shareholders and divides by basic weighted average shares outstanding.

(B)	Includes interest and other income, income/loss from other unconsolidated companies, other expenses, preferred return paid to GMAC prior to September 2002, depreciation and amortization of non-real estate assets, amortization of deferred financing costs, impairment and other charges related to real estate assets, and income from investment land sales, net.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Earnings Guidance
(dollars in thousands, except per share data)

	Full Year 2003

FFO (1)	$181,000	to	$210,000
FFO per Share	$1.55	to	$1.80

	Business Drivers based
	on $1.55 FFO/Share

Segment FFO(2)
Office	$284,000	to	$286,000
Resort/Hotel	51,000	to	53,000
Residential Development	40,000	to	45,000
Temperature-Controlled Logistics	25,000	to	26,000

Total Segment FFO	$400,000	to	$410,000
Office Statistics
Same Store NOI Growth (GAAP)	(12.0%)	to	(10.0%)
Same Store Average Occupancy	84%	to	85%
Portfolio Ending Economic Occupancy	85%	to	86%
Portfolio Ending Leased Occupancy	87%	to	88%
Resort/Hotel Statistics
Average Occupancy	69%	to	71%
Average Daily Rate Growth	3%	to	5%
Revenue per Available Room Growth	3%	to	5%
Residential Development Statistics
The Woodlands
Lot Sales	1,350	to	1,450
Average Price	$70	to	$75
Crescent Resort Development
Unit Sales	75	to	85
Average Unit Price	$950	to	$1,050
Lot Sales	250	to	275
Average Price	$160	to	$170
Desert Mountain
Lot Sales	50	to	60
Average Price	$700	to	$750

	Reconciliation of FFO to Net Income

	Full Year 2003

	$ 1.55	to	$ 1.80

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS BEFORE IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS	$181,000		$210,000
ADJUSTMENTS:
Depreciation and amortization of real estate assets	(144,189)		(144,189)
Loss (gain) on property sales, net	(719)		(719)
Impairment charges related to real estate assets and assets held for sale	(20,374)		(20,374)
Adjustment for investments in unconsolidated companies:
Office Properties	(5,276)		(5,276)
Resort/Hotel Properties	(1,143)		(1,143)
Residential Development Properties	(6,954)		(6,954)
Temperature-Controlled Logistics Properties	(21,643)		(21,643)
Other	(493)		(493)
Unitholder minority interest	(2,299)		(6,649)
Series A Preferred Share distributions	18,228		18,228
Series B Preferred Share distributions	8,075		8,075

NET INCOME	$4,213		$28,863

WEIGHTED AVERAGE COMMON SHARES/UNITS
OUTSTANDING — DILUTED(1)	116,900,000		116,900,000
LESS: WEIGHTED AVERAGE LIMITED
PARTNERSHIP UNITS OUTSTANDING(3)	17,747,000		17,747,000

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	99,153,000		99,153,000

Earnings Sensitivities

Office: 1% change in average occupancy = 1.5 point change in same-store growth and $4,000 change in FFO. (Assuming all other variables remain constant)

Resort/Hotel: 3.5% change in occupancy = 5% change in RevPar and $3,900 change in FFO. (Assuming all other variables remain constant)

(1)	Refer to Statement of Funds from Operations Available to Common Shareholders on page 11 for a definition of FFO and for information on Basic FFO per share.

(2)	Segment FFO is calculated as FFO before adjustments for minority interests and preferred share distributions.

(3)	Assumes 2 for 1 conversion of units to common shares

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Segment Contribution
As of September 30, 2003

(1) Calculated as Net investment in real estate plus accumulated depreciation plus Investment in unconsolidated companies, or $4.5B.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Consolidated Debt Schedule
As of September 30, 2003
(dollars in thousands)

		Balance	Interest
		Outstanding at	Rate at
	Maximum	September 30,	September 30,		Maturity
Description	Borrowings	2003	2003		Date

Secured Fixed Rate Debt:
AEGON Partnership Note	$261,412	$261,412	7.53%		July 2009
LaSalle Note I	235,829	235,829	7.83		August 2027
JP Morgan Mortgage Note	192,395	192,395	8.31		October 2016
LaSalle Note II	160,072	160,072	7.79		March 2028
Cigna Note	70,000	70,000	5.22		June 2010
Bank of America Note	38,000	38,000	5.53		May 2013
Metropolitan Life Note V	37,667	37,667	8.49		December 2005
Northwestern Life Note	26,000	26,000	7.66		January 2004
Woodmen of the World Note	8,500	8,500	8.20		April 2009
Nomura Funding VI Note	7,898	7,898	10.07		July 2020
Mitchell Mortgage Note	1,743	1,743	7.00		December 2003
Construction, Acquisition and other obligations for various Crescent Resort Development, Inc. (“CRDI”) and Mira Vista projects	13,031	13,031	2.90 to 11.25		Jan 04 to May 08

Subtotal/Weighted Average	$1,052,547	$1,052,547	7.59%

Unsecured Fixed Rate Debt:
The 2009 Notes	$375,000	$375,000	9.25%		April 2009
The 2007 Notes	250,000	250,000	7.50		September 2007

Subtotal/Weighted Average	$625,000	$625,000	8.55%

Secured Variable Rate Debt:
Fleet Fund I and II Term Loan	$275,000	$275,000	4.38%		May 2005
Deutsche Bank — CMBS Loan (1)	220,000	220,000	5.84		May 2004
National Bank of Arizona	51,825	49,191	4.00 to 5.00		Nov 04 to Dec 05
FHI Finance Loan	10,000	435	5.62		September 2009
Construction, Acquisition and other obligations for various Crescent Resort Development Inc. (“CRDI”) and Mira Vista projects	74,862	32,796	4.00 to 5.00		Oct 03 to Sep 08

Subtotal/Weighted Average	$631,687	$577,422	4.87%

Unsecured Variable Rate Debt:
Credit Facility(2)	$383,570	$314,500 (4)	3.00%		May 2004
JP Morgan Loan Sales Facility (3)	50,000	7,000	2.50

Subtotal/Weighted Average	$433,570	$321,500	2.99%

Total/Weighted Average	$2,742,804	$2,576,469	6.65	% (5)

Average remaining term					6.9 years

(1) This loan has two one-year extension options.

(2) This facility has a one-year extension option.

(3) This is an uncommitted facility.

(4) Excludes Letters of Credit issued under the Facility of $15,197.

(5) The overall weighted average interest rate does not include the effect of the Company’s cash flow hedge agreements. Including the effect of these agreements, the overall weighted average interest rate would have been 6.73%.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Consolidated Debt Breakdown
As of September 30, 2003
(dollars in thousands)

			Weighted Average		Weighted Average
	Balance	% of Total	Interest Rate		Maturity in Years

Fixed Rate Debt	$1,677,547	65%	7.95%		10.6
Variable Rate Debt (1)	898,922	35%	4.09%		1.0

Total/Weighted Average	$2,576,469	100%	6.65	% (2)	6.9

(1)	Balance excludes hedges. The percentages for fixed and variable rate debt, including $500 million of hedged variable-rate debt, are 85% and 15%, respectively.

(2)	Including the effect of the Company’s cash flow hedge agreements, the overall weighted average interest rate would have been 6.73%.

Future Consolidated Debt Repayments (1)
As of September 30, 2003
(dollars in thousands)

	Secured	Unsecured		Total (2)

2003	$17,643	$7,000		$24,643
2004	285,554	314,500	(3)	600,054
2005	381,903	—		381,903
2006	18,920	—		18,920
2007	26,892	250,000		276,892
Thereafter	899,057	375,000		1,274,057

	$1,629,969	$946,500		$2,576,469

(1)	Represents scheduled principal installments and amounts due at maturity.

(2)	These amounts do not represent the effect of a one-year extension option on the Credit Facility and two one-year extension options on the Deutsche Bank — CMBS Loan, as noted on page 14.

(3)	Borrowings under the Credit Facility.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Unconsolidated Debt Schedule
As of September 30, 2003
(dollars in thousands)

	Balance	Company's Share
	Outstanding at	of Balance at	Interest Rate at		Maturity		Fixed/Variable
Description	September 30, 2003	September 30, 2003	September 30, 2003		Date		Secured/Unsecured

Temperature Controlled Logistics Segment:
Vornado Crescent Portland Partnership - 40% Company
Goldman Sachs (1)	$499,199	$199,679	6.89%		5/11/2023		Fixed/Secured
Various Capital Leases	36,641	14,657	4.84 to 13.63%		6/1/2006 to 4/1/2017		Fixed/Secured
Various Mortgage Notes	27,423	10,969	7.00 to 12.88%		12/1/2003 to 4/1/2009		Fixed/Secured

	563,263	225,305

Office Segment:
Main Street Partners, L.P. - 50% Company (2)(3)(4)(5)	131,147	65,574	5.47%		12/1/2004		Variable/Secured
Crescent 5 Houston Center, L.P. - 25% Company	90,000	22,500	5.00%		10/1/2008		Fixed/Secured
Crescent Miami Center, LLC - 40% Company	81,000	32,400	5.04%		9/25/2007		Fixed/Secured
Houston PT Four Westlake Park Office Limited Partnership - 20% Company	48,250	9,650	7.13%		8/1/2006		Fixed/Secured
Crescent Five Post Oak Park, L.P. - 30% Company	45,000	13,500	4.82%		1/1/2008		Fixed/Secured
Austin PT BK One Tower Office Limited Partnership - 20% Company	37,527	7,505	7.13%		8/1/2006		Fixed/Secured
Houston PT Three Westlake Park Office Limited Partnership - 20% Company	33,000	6,600	5.61%		9/1/2007		Fixed/Secured
The Woodlands Commercial Properties Co. (Woodlands CPC) - 42.5% Company
Fleet National Bank credit facility (6)	55,000	23,375	4.13%		11/27/2005		Variable/Secured
Fleet National Bank (3)(7)	2,854	1,213	3.13%		10/31/2003		Variable/Secured

	523,778	182,317

Residential Development Segment:
The Woodlands Land Development Co. (WLDC) - 42.5% Company:
Fleet National Bank credit facility (6)	230,000	97,750	4.13%		11/27/2005		Variable/Secured
Fleet National Bank (8)	37,587	15,974	4.10%		12/31/2005		Variable/Secured
Various Mortgage Notes	14,839	6,307	3.50 to 6.25%		7/1/2005 to 12/31/2008		Fixed/Secured
Fleet National Bank (3)(7)	5,854	2,488	3.13%		10/31/2003		Variable/Secured
Blue River Land Company, L.L.C. - 50.0% Company (9)	7,650	3,825	4.14%		6/30/2004		Variable/Secured

	295,930	126,344

Resort/Hotel Segment:
Manalapan Hotel Partners, L.L.C. - 50% Company
Corus Bank (3)(10)	52,300	26,150	5.11%		10/21/2005		Variable/Secured

Total Unconsolidated Debt	$1,435,271	$560,116

Fixed Rate/Weighted Average			6.72%		14.1	years
Variable Rate/Weighted Average			4.59%		1.9	years

Total Weighted Average			5.82	% (11)	8.9	years

(1) URS Real Estate, L.P. and Americold Real Estate, L.P. expect to repay the notes on the Optional Prepayment Date of April 11, 2008.

(2) Senior Note — Note A: $82,574 at variable interest rate, LIBOR + 189 basis points, $4,857 at variable interest rate, LIBOR + 250 basis points with a LIBOR floor of 2.50%. Note B: $24,287 at variable interest rate, LIBOR + 650 basis points with a LIBOR floor of 2.50%. Mezzanine Note — $19,429 at variable interest rate, LIBOR + 890 basis points with a LIBOR floor of 3.0%. Interest-rate cap agreement maximum LIBOR of 4.52% on all notes. All notes amortized based on a 25-year schedule.

(3) This Facility has two one-year extension options.

(4) The Company and its JV partner each obtained a Letter of Credit to guarantee the repayment of up to $4,250 of principal of the Main Street Partners, L.P. loan.

(5) Under the terms of this loan agreement, the property must maintain certain coverage ratios in order for the Partnership to distribute cash. As of September 30, 2003, it is not anticipated that property income will be sufficient to provide the minimum coverage. While this situation does not constitute a default under this loan agreement, the Partnership will not be permitted to distribute cash during the period of non-compliance.

(6) Woodlands CPC and WLDC entered into two $50,000 Interest Rate Swap Agreements which limit interest rate exposure on the combined notional amount of $100,000 to a LIBOR rate of 1.735%.

(7) Woodlands CPC and WLDC entered into an Interest Rate Cap Agreement which limits interest rate exposure on the notional amount of $33,750 to a maximum LIBOR rate of 9.0%.

(7) Woodlands LDC entered into an Interest Rate Cap Agreement which limits interest rate exposure on the notional amount of $19,500 to a maximum LIBOR rate of 8.5%.

(9) The Variable rate loan has an interest rate of LIBOR + 300 basis points. East West Resort Development III, L.P. provides an unconditional guarantee of up to 70% of the maximum $9,000 available under this facility with U.S. Bank National Association. There was approximately $7,650 outstanding at September 30, 2003 and the guarantee was equal to $5,355.

(10) The Company and its JV partner each obtained a Letter of Credit to guarantee repayment of up to $3,000 of this facility.

(11) The overall weighted average interest rate does not include the effect of the Company’s cash flow hedge agreements. Including the effect of these agreements, the overall weighted average interest rate would have been 5.87%.

Future Unconsolidated Debt Repayments
As of September 30, 2003
(dollars in thousands)

	Secured	Unsecured	Total (1)

2003	$12,027	$—	$12,027
2004	86,910	—	86,910
2005	162,286	—	162,286
2006	23,977	—	23,977
2007	48,384	—	48,384
Thereafter	226,532	—	226,532

	$560,116	$—	$560,116

(1) Does not reflect the effect of extensions as noted in footnotes above.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Investment in Unconsolidated Companies
As of September 30, 2003
(dollars in thousands)

Company's
Ownership as of
Entity	Classification	September 30, 2003

Joint Ventures
Main Street Partners, L.P.	Office (Bank One Center — Dallas)	50.00%(1)
Crescent Miami Center, L.L.C	Office (Miami Center — Miami)	40.00%(2)
Crescent 5 Houston Center, L.P.	Office (5 Houston Center — Houston)	25.00%(3)
Austin PT BK One Tower Office Limited Partnership	Office (Bank One Tower — Austin)	20.00%(4)
Houston PT Four Westlake Office Limited Partnership	Office (Four Westlake Park — Houston)	20.00%(4)
Houston PT Three Westlake Office Limited Partnership	Office (Three Westlake Park — Houston)	20.00%(4)
Crescent Five Post Oak Park, L.P.	Office (Five Post Oak — Houston)	30.00%(5)

Equity Investments
The Woodlands Land Development Company, L.P.	Residential Development	42.50%(6)(7)
Blue River Land Company, L.L.C	Residential Development	50.00%(8)
EW Deer Valley, L.L.C	Residential Development	41.70%(9)
Manalapan Hotel Partners, L.L.C	Resort/Hotel (Ritz Carlton Palm Beach)	50.00%(10)
Vornado Crescent Portland Partnership	Temperature-Controlled Logistics	40.00%(11)
Vornado Crescent Carthage and KC Quarry, L.L.C	Temperature-Controlled Logistics	56.00%(12)
The Woodlands Commercial Properties Company, L.P.	Office	42.50%(6)(7)
G2 Opportunity Fund, L.P.	Other	12.50%(13)
CR License, L.L.C	Other	30.00%(14)
Woodlands Operating Company, L.P.	Other	42.50%(6)(7)
Canyon Ranch Las Vegas, L.L.C	Other	65.00%(15)
SunTX Fulcrum Fund, L.P.	Other	28.10%(16)

(1)	The remaining 50% interest in Main Street Partners, L.P. is owned by Trizec Properties, Inc.

(2)	The remaining 60% interest in Crescent Miami Center, L.L.C. is owned by an affiliate of a fund managed by JP Morgan Fleming Asset Management, Inc.

(3)	The remaining 75% interest in Crescent 5 Houston Center, L.P. is owned by a pension fund advised by JP Morgan Fleming Asset Management.

(4)	The remaining 80% interest in each of Austin PT BK One Tower Office Limited Partnership, Houston PT Three Westlake Office Limited Partnership and Houston PT Four Westlake Office Limited Partnership is owned by an affiliate of General Electric Pension Fund Trust.

(5)	The remaining 70% interest in Crescent Five Post Oak Park, L.P. is owned by an affiliate of General Electric Pension Fund Trust.

(6)	The remaining 57.5% interest in The Woodlands Land Development Company, L.P. (“WLDC”), The Woodlands Commercial Properties Company, L.P (“WCPC”), and The Woodlands Operating Company, L.P. are owned by an affiliate of Morgan Stanley.

(7)	Distributions are made to partners based on specified payout percentages. During the nine months ended September 30, 2003, the payout percentage and economic interest to the Company was 52.5%.

(8)	The remaining 50% interest in Blue River Land Company, L.L.C. is owned by parties unrelated to the Company.

(9)	The remaining 58.3% interest in EW Deer Valley, L.L.C. is owned by parties unrelated to the Company.

(10)	The remaining 50% interest in Manalapan Hotel Partners, L.L.C., (“Manalapan”) is owned by WB Palm Beach Investors, L.L.C.

(11)	The remaining 60% interest in Vornado Crescent Portland Partnership is owned by Vornado Realty Trust, L.P.

(12)	The remaining 44% interest in Vornado Crescent Carthage and KC Quarry, L.L.C. Partnership is owned by Vornado Realty Trust, L.P.

(13)	G2 was formed for the purpose of investing in commercial mortgage backed securities and other commercial real estate investments. The remaining 87.5% interest in the G2 Opportunity Fund, L.P. (“G2”) is owned by Goff-Moore Strategic Partners, L.P. (“GMSPLP”), and by parties unrelated to the Company. G2 is managed and controlled by an entity that is owned equally by GMSPLP and GMAC Commercial Mortgage Corporation (“GMACCM”). GMSP consists of ownership by Crescent’s Chairman and CEO.

(14)	The remaining 70% interest in CR License, L.L.C. is owned by an affiliate of the management company of two of the Company’s Resort/Hotel Properties.

(15)	The remaining 35% interest in Canyon Ranch Las Vegas, L.L.C is owned by an affiliate of the management company of two of the Company’s Resort/Hotel Properties.

(16)	The SunTX Fulcrum Fund, L.P.’s (the “Fund”) objective is to invest in a portfolio of acquisitions that offer the potential for substantial capital appreciation. The remaining 71.9% of the Fund is owned by a group of individuals unrelated to the Company. The Company’s ownership percentage will decline by the closing date of the Fund as capital commitments from third parties are secured. The Company’s projected ownership interest at the closing of the Fund is approximately 7.5% based on the Fund manager’s expectations for the final Fund capitalization. The Company accounts for its investment in the Fund under the cost method. The Company’s investment at September 30, 2003 was $6.9 million.

Crescent Real Estate Equities Company Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Investment in Unconsolidated Companies
As of September 30, 2003
(dollars in thousands)

Balance Sheets:

	As of September 30, 2003

	The Woodlands Land	Other Residential		Temperature-
	Development Company,	Development		Controlled
	L.P.	Corporations	Resort/Hotel	Logistics	Office	Other	Total

Real estate, net	$391,960	$58,177	$80,079	$1,195,932	$808,111		$2,534,259
Cash	12,685	1,837	4,636	41,532	36,470		97,160
Other assets	51,395	1,147	3,978	99,047	54,850		210,417

Total assets	$456,040	$61,161	$88,693	$1,336,511	$899,431		$2,841,836

Notes payable	$288,280	$7,650	$52,300	$563,263	$523,778		$1,435,271
Notes payable to the Company	11,538	—	—	—	—		11,538
Other liabilities	61,538	4,966	5,376	10,778	37,848		120,506
Equity	94,684	48,545	31,017	762,470	337,805		1,274,521

Total liabilities and equity	$456,040	$61,161	$88,693	$1,336,511	$899,431		$2,841,836

Company’s share of unconsolidated debt	$122,519	$3,825	$26,150	$225,305	$182,317	$—	$560,116

Company’s investments in real estate mortgages and equity of unconsolidated companies	$38,309	$30,609	$15,508	$302,392	$125,655	$30,786	$543,259

•	The Woodlands Land Development Company, L.P. (“TWLDC”) — This is an unconsolidated investment of The Woodlands Land Company (“TWLC”);

•	Other Residential Development Corporations — Includes the Blue River Land Company, L.L.C. and EW Deer Valley, L.L.C, unconsolidated investments of CRDI;

•	Resort/Hotel — Includes Manalapan Hotel Partners, L.L.C.

•	Temperature-Controlled Logistics — Includes Vornado Crescent Portland Partnership and Vornado Crescent Carthage and KC Quarry, L.L.C.

•	Office — Includes Main Street Partners, L.P., Houston PT Three Westlake ParkOffice Limited Partnership, Houston PT Four Westlake Park Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center, L.L.C., Crescent Five Post Oak Park, L. P., and Woodlands CPC ; and

•	Other — Includes CR License, L.L.C., Woodlands Operating Company, L.P., Canyon Ranch Las Vegas, L.L.C., SunTX Fulcrum Fund, L.P., and G2 Opportunity Fund, L.P.

Crescent Real Estate Equities Company Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Investment in Unconsolidated Companies
As of September 30, 2003
(dollars in thousands)

Summary Statement of Operations:

	For the three months ended September 30, 2003

		Other
	The Woodlands	Residential		Temperature
	Land Development	Development		Controlled
	Company, L.P.	Corporations	Resort/Hotel	Logistics	Office	Other	Total

Total Revenues	$28,210	$1	$5,590	$27,281	$40,543		$101,625

Expenses:
Operating Expense	21,398	5	6,657	5,938	12,064		46,062
Interest Expense	1,666	—	757	10,281	7,939		20,643
Depreciation and amortization	1,947	—	788	14,601	9,145		26,481
Tax (benefit) expense	—	—	(2,433)	642	—		(1,791)
Other (income) expense	—	—	—	(613)	—		(613)

	25,011	5	5,769	30,849	29,148		90,782

Gain/(Loss) on sale of properties	—	—	—	1,452	—		1,452

Net Income	$3,199	$(4)	$(179)	$(2,116)	$11,395		$12,295

Company’s equity in net income (loss) of unconsolidated companies	$1,680	$45	$(89)	$(949)	$5,475	$(864)	$5,298

	For the nine months ended September 30, 2003
		Other
	The Woodlands	Residential		Temperature
	Land Development	Development		Controlled
	Company, L.P.	Corporations	Resort/Hotel	Logistics	Office	Other	Total

Total Revenues	$82,644	$397	$31,495	$90,722	$107,601		$312,859

Expenses:
Operating Expense	63,950	319	22,794	18,322	41,934		147,319
Interest Expense	5,174	—	2,405	30,853	20,486		58,918
Depreciation and amortization	5,235	—	2,205	43,963	24,326		75,729
Tax (benefit) expense	—	—	25	642	—		667
Other (income) expense	—	—	—	(2,031)	—		(2,031)

	74,359	319	27,429	91,749	86,746		280,602

Gain/(Loss) on sale of properties	—	—	—	1,452	—		1,452

Net Income	$8,285	$78	$4,066	$425	$20,855		$33,709

Company’s equity in net income (loss) of unconsolidated companies	$4,350	$(115)	$2,036	$152	$8,797	$(1,679)	$13,541

Summary Statements of Operations for the three and nine months ended September 30, 2003, include the following:

•	The Woodlands Land Development Company, L.P. — Includes operating results for TWLDC;

•	Other Residential Development Corporations — Includes the operating results of Blue River Land Company and EW Deer Valley L.L.C., unconsolidated investments of CRDI;

•	Resort/Hotel — Includes operating results for Manalapan Hotel Partners, L.L.C. ;

•	Temperature-Controlled Logistics — Includes the operating results for Vornado Crescent Portland Partnership and Vornado Crescent Carthage and KC Quarry, L.L.C.;

•	Office — Includes the operating results for Main Street Partners, L.P., Houston PT Three Westlake Park Office Limited Partnership, Houston PT Four Westlake Park Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center L.L.C., Crescent Five Post Oak Park, L.P., and Woodlands CPC; and

•	Other — Includes CR License, L.L.C., Woodlands Operating Company, L.P., Canyon Ranch Las Vegas L.L.C., SunTX Fulcrum Fund, L.P., and G2 Opportunity Fund, L.P.

Crescent Real Estate Equities Company Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

PORTFOLIO DATA
Office

Crescent Real Estate Equities Company Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Office Portfolio Breakdown
As of September 30, 2003

Geographic
(square feet)

Houston	11.4	million sf
Dallas	10.2	million sf
Denver	2.3	million sf
Austin	2.0	million sf
Other	3.8	million sf

	29.7	million sf

CBD vs. Suburban
(square feet)

CBD	12.8	million sf
Suburban	16.9	million sf

	29.7	million sf

Crescent Real Estate Equities Company Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Office Property Table (1)
As of September 30, 2003

							Weighted
							Average Full-
							Service Rental
					Economic		Rate Per
	No. of		Year	Net Rentable Area	Occupancy		Occupied Sq.
State, City, Property	Properties	Submarket	Completed	(Sq. Ft.)	Percentage		Ft. (2)

STABILIZED PROPERTIES
Texas
Dallas
Bank One Center(3)	1	CBD	1987	1,530,957	78	% (4)	$22.63
The Crescent(5)	2	Uptown/Turtle Creek	1985	1,299,522	88		33.61
Fountain Place	1	CBD	1986	1,200,266	97		21.37
Trammell Crow Center (6)	1	CBD	1984	1,128,331	86		25.96
Stemmons Place	1	Stemmons Freeway	1983	634,381	82		18.08
Spectrum Center (7)	1	Far North Dallas	1983	598,250	82		23.56
Waterside Commons	1	Las Colinas	1986	458,906	71		18.11
125 E. John Carpenter Freeway	1	Las Colinas	1982	446,031	69		21.87
The Aberdeen	1	Far North Dallas	1986	320,629	100		19.43
MacArthur Center I & II	1	Las Colinas	1982/1986	298,161	92		22.68
Stanford Corporate Centre	1	Far North Dallas	1985	275,372	82		20.75
12404 Park Central (8)	1	LBJ Freeway	1987	239,103	0		0.00
Palisades Central II	1	Richardson/Plano	1985	237,731	83		19.87
3333 Lee Parkway	1	Uptown/Turtle Creek	1983	233,543	40		22.57
Liberty Plaza I & II (8)	1	Far North Dallas	1981/1986	218,813	66		14.29
The Addison	1	Far North Dallas	1981	215,016	99		23.38
Palisades Central I	1	Richardson/Plano	1980	180,503	82		19.81
Greenway II	1	Richardson/Plano	1985	154,329	100		16.10
Greenway I & IA	2	Richardson/Plano	1983	146,704	17		15.55
Addison Tower	1	Far North Dallas	1987	145,886	81		19.02
Las Colinas Plaza (8)	1	Las Colinas	1987	134,953	94		20.10
5050 Quorum	1	Far North Dallas	1981	133,799	46		20.59

Subtotal/Weighted Average	24			10,231,186	80%		$23.26

Fort Worth
Carter Burgess Plaza	1	CBD	1982	954,895	91%		$18.62

Houston
Greenway Plaza	10	Richmond-Buffalo Speedway	1969-1982	4,348,052	90%		$21.11
Houston Center (9)	4	CBD	1974-1983	2,955,146	87		22.33
Post Oak Central	3	West Loop/Galleria	1974-1981	1,279,759	84	(4)	20.06
Five Houston Center (10)	1	CBD	2002	580,875	86	(4)	31.28
Four Westlake Park (11)	1	Katy Freeway	1992	561,065	100		23.10
Three Westlake Park (11)	1	Katy Freeway	1983	414,792	100		23.71
1800 West Loop South (12)	1	West Loop/Galleria	1982	399,777	69		20.24
The Woodlands Office Properties (8) (13)	4	The Woodlands	1981-1996	267,053	72		16.35

Subtotal/Weighted Average	25			10,806,519	88%		$21.97

Austin
Frost Bank Plaza	1	CBD	1984	433,024	86%		$23.59
301 Congress Avenue (14)	1	CBD	1986	418,338	58		26.14
Bank One Tower (11)	1	CBD	1974	389,503	94		24.37
Austin Centre	1	CBD	1986	343,664	63	(4)	24.44
The Avallon	3	Northwest	1993/1997	318,217	100		24.44
Barton Oaks Plaza One	1	Southwest	1986	98,955	96		25.08

Subtotal/Weighted Average	8			2,001,701	81%		$24.52

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Office Property Table (1)
As of September 30, 2003
(continued)

							Weighted
							Average Full-
							Service Rental
					Economic		Rate Per
	No. of		Year	Net Rentable	Occupancy		Occupied Sq.
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Ft.(2)

Colorado
Denver
Johns Manville Plaza	1	CBD	1978	675,400	91%		$22.05
707 17th Street (15)	1	CBD	1982	550,805	59	(4)	22.83
Ptarmigan Place	1	Cherry Creek	1984	418,630	97		20.35
Regency Plaza One	1	Denver Technology Center	1985	309,862	77	(4)	22.44
55 Madison	1	Cherry Creek	1982	137,176	94		20.16
The Citadel	1	Cherry Creek	1987	130,652	91		25.42
44 Cook	1	Cherry Creek	1984	124,174	86		21.32

Subtotal/Weighted Average	7			2,346,699	83%		$21.91

Colorado Springs
Briargate Office and Research Center	1	Colorado Springs	1988	260,046	78%		$19.28

Florida
Miami
Miami Center (16)	1	CBD	1983	782,211	95%		$29.93
Datran Center	2	South Dade/Kendall	1986/1988	476,412	89		25.97

Subtotal/Weighted Average	3			1,258,623	93%		$28.49

Arizona
Phoenix
Two Renaissance Square	1	Downtown/CBD	1990	476,373	92%		$26.30

New Mexico
Albuquerque
Albuquerque Plaza	1	CBD	1990	366,236	81%		$19.08

California
San Diego
Chancellor Park (17)	1	University Town Center	1988	195,733	69	% (4)	$29.48

Stabilized Total/Weighted Average	72			28,898,011	84	% (4)	$22.82

PROPERTIES NOT STABILIZED
Texas
Houston
Five Post Oak Park (19)	1	West Loop/Galleria	1986	567,396	85	% (20)	$21.66
Florida
Coral Gables
The BAC — Colonnade Building (19)	1	Coral Gables	1989	216,115	92%		$33.06

Total Portfolio	74			29,681,522

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Office Property Table (1)
As of September 30, 2003
(continued)

(1)	Office Property Table data is presented at 100% without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Calculated in accordance with GAAP based on base rent payable as of September 30, 2003, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers.

(3)	The Company has a 49.5% limited partner interest and a 0.5% general partner interest in the partnership that owns Bank One Center.

(4)	Leases have been executed at certain Office Properties but had not commenced as of September 30, 2003. If such leases had commenced as of September 30, 2003, the percent leased for all Office Properties would have been 86%. Properties whose percent leased exceeds economic occupancy by 5 percentage points or more are as follows: Bank One Center — 83%, Post Oak Central — 92%, Five Houston Center — 92%, Austin Centre — 69%, 707 17th Street — 65%, Regency Plaza One — 86% and Chancellor Park — 76%.

(5)	The Crescent Office Towers and The Crescent Atrium are now reflected together as The Crescent.

(6)	The Company owns the principal economic interest in Trammell Crow Center through its ownership of fee simple title to the Property (subject to a ground lease and a leasehold estate regarding the building) and two mortgage notes encumbering the leasehold interests in the land and building.

(7)	In May 2003, the Company, through its subsidiaries, exercised its option to acquire legal ownership of Spectrum Center in exchange for the mortgage notes it previously held.

(8)	Currently considered held for sale.

(9)	Houston Center Shops is now reflected with Houston Center.

(10)	Property statistics now include Five Houston Center which was deemed stabilized in September 2003.

(11)	The Company has a 0.1% general partner interest and a 19.9% limited partner interest in the partnerships that own Four Westlake Park, Three Westlake Park, and Bank One Tower.

(12)	1800 West Loop South is currently considered held for sale. The accompanying financial statements reflect the related $15.0M impairment (before Minority Interest) which was recorded in the first quarter of 2003.

(13)	The Company has a 75% limited partner interest and an approximate 11% indirect general partner interest in the partnership owning the four Office Properties that comprise The Woodlands Office Properties.

(14)	The Company has a 1% general partner interest and a 49% limited partner interest in the partnership that owns 301 Congress Avenue.

(15)	707 17th Street was formerly known as MCI Tower.

(16)	The Company has a 40% member interest in the limited liability company that owns Miami Center.

(17)	In September 2003, an affiliate of the Company acquired unencumbered fee title to Chancellor Park, as a result of merging the previously held mortgage note out of existence.

(18)	The weighted average full-service cash rental rate per square foot calculated based on base rent payable for Company Office Properties as of September 30, 2003, without giving effect to free rent and scheduled rent increases that are taken into consideration under GAAP but including adjustments for expenses paid by or reimbursed from customers is $22.77.

(19)	Property statistics exclude Five Post Oak Park (which was acquired on December 20, 2002) and The BAC — Colonnade Building (which was acquired on August 26, 2003). These office properties will be included in portfolio statistics once stabilized. Stabilization is deemed to occur upon the earlier of (a) achieving 93% occupancy or (b) one year following the date placed in-service or acquisition date.

(20)	Leases have been executed at Five Post Oak Park but had not commenced as of September 30, 2003. If such leases had commenced as of September 30, 2003, the percent leased for this Property would have been 91%.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Unconsolidated Office
Joint Venture Properties
As of September 30, 2003

			Economic
	Number of		Occupancy		Joint Venture	Crescent	Date of Joint
Property	Buildings	Market / Submarket	Percentage	Square Feet	Partner	Ownership %	Venture

Bank One Center (1)	1	Dallas-CBD	78%	1,530,957	Trizec Properties	50%	October 22, 1997
Bank One Tower (1)	1	Austin-CBD	94%	389,503	GE Pension	20%	July 30, 2001
Five Houston Center (1)	1	Houston-CBD	86%	580,875	JP Morgan	25%	June 4, 2001
Five Post Oak Park (1) (2)	1	Houston-West Loop/Galleria	85%	567,396	GE Pension	30%	December 20, 2002
Four Westlake Park (1)	1	Houston-Katy Freeway	100%	561,065	GE Pension	20%	July 30, 2001
Miami Center (1)	1	Miami-CBD	95%	782,211	JP Morgan	40%	September 25, 2002
Three Westlake Park (1)	1	Houston-Katy Freeway	100%	414,792	GE Pension	20%	August 21, 2002
Woodlands Commercial Properties Company	9	The Woodlands, TX	80%	503,967	Morgan Stanley	42.5% (3)	July 31, 1997

				5,330,766

(1)	See Office Property Table on pages 22 - 24 for a description of the Company’s ownership interest in this Property.

(2)	Property statistics exclude Five Post Oak Park (which was acquired December 20, 2002). This office property will be included in statistics once stabilized. Stabilization is deemed to occur upon the earlier of (a) achieving 93% occupancy or (b) one year following the date placed in-service or acquisition date.

(3)	Distributions are made to partners based on specified payout percentages. During the nine months ended September 30, 2003, the payout percentage and economic interest to the Company was 52.5%.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Office Leasing Statistics
As of September 30, 2003

Signed Renewal/Released Activity(1)

	For the three months ended September 30, 2003

			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases (2)	Leases	over Expiring Rate

Square Footage	1,270,682	1,270,682	N/A
Weighted Average Full Service Rental Rate PSF(3)	$18.73	$21.33	(12%)
NOI Net Effective Rental Rate PSF (4)	$9.06	$11.59	(22%)

	For the nine months ended September 30, 2003

			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases (2)	Leases	over Expiring Rate

Square Footage	2,441,110	2,441,110	N/A
Weighted Average Full Service Rental Rate PSF (3)	$19.72	$22.45	(12%)
NOI Net Effective Rental Rate PSF (4)	$9.95	$12.82	(22%)

(1)	This table represents leasing statistics (both square footage and rental rates) for Crescent’s entire portfolio without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	All of which have commenced or will commence during the next twelve months.

(3)	Calculated in accordance with GAAP, including free rent, scheduled rent increases and adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Calculated as weighted average full-service rental rate minus operating expenses.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Office Same Store Analysis (1)
As of September 30, 2003
(dollars in millions)

	For the three months ended September 30,

	2003	2002	% Change

Same-Store Revenues(2)	$126.4	$134.5	(6.0%)
Same-Store Expenses	$63.3	$60.7	(4.3%)

Total Operating Income – GAAP	$63.1	$73.8	(14.4%)

Straight-line Rent Adjustment	($0.9)	($0.8)	(12.5%)

Total Operating Income – Cash	$62.2	$73.0	(14.7%)

QTR Average Occupancy	84.2%	89.6%	(5.4)pts
Same-Store Square Footage	25.0M
Number of Properties	70

	For the nine months ended September 30,

	2003	2002	% Change

Same-Store Revenues (2)	$383.7	$409.2	(6.2%)
Same-Store Expenses	$190.0	$187.8	(1.2%)

Total Operating Income – GAAP	$193.7	$221.4	(12.5%)

Straight-line Rent Adjustment	($1.9)	($2.6)	26.9%

Total Operating Income – Cash	$191.8	$218.8	(12.3%)

YTD Average Occupancy	84.7%	90.0%	(5.3)pts
Same-Store Square Footage	25.0M
Number of Properties	70

(1)	Includes Crescent’s ownership percentage of consolidated and unconsolidated office joint venture properties

(2)	Excludes lease termination fees

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Office Capital Expenditures
As of September 30, 2003

Capitalized Property Improvements (1)

	YTD	Q3	Q2	Q1	Q4	Q3
	2003	2003	2003	2003	2002	2002

Recurring Property Improvements:
$ (in thousands)	$4,106	$1,433	$2,108	$565	$3,930	$3,098
$ Per Square Foot	$0.17	$0.06	$0.09	$0.02	$0.15	$0.12
Non-Recurring Property Improvements: (2)
$ (in thousands)	$5,406	$1,983	$1,777	$1,646	$1,663	$1,023
$ Per Square Foot	$0.22	$0.08	$0.07	$0.07	$0.07	$0.04
Total Property Improvements:
$ (in thousands)	$9,512	$3,416	$3,885	$2,211	$5,593	$4,121
$ Per Square Foot	$0.39	$0.14	$0.16	$0.09	$0.22	$0.16

Tenant Improvements and Leasing Costs (3)

	YTD	Q3	Q2	Q1	Q4	Q3
	2003	2003	2003	2003	2002	2002

Non-Revenue Enhancing Tenant Improvements and Leasing Costs: (4)
Total Re-leased/Renewal Tenant Square Footage	2,441,110	1,270,682	572,245	598,183	588,740	1,107,622
Tenant Improvement Costs Per Square Foot Leased	$14.30	$16.56	$9.19	$14.36	$12.04	$11.84
Leasing Costs Per Square Foot Leased	$8.08	$9.19	$6.33	$7.42	$6.79	$7.09

Total Per Square Foot	$22.38	$25.75	$15.52	$21.78	$18.83	$18.93

Average Lease Term (in years)	7.8	8.7	6.3	7.4	6.0	6.4
Total Per Square Foot Per Year	$2.87	$2.96	$2.46	$2.94	$3.14	$2.96
Revenue Enhancing Tenant Improvements and Leasing Costs: (5)
Total New/Expansion Tenant Square Footage	897,777	348,988	394,340	154,449	295,984	246,377
Tenant Improvement Costs Per Square Foot Leased	$17.87	$13.25	$23.48	$14.01	$20.61	$14.32
Leasing Costs Per Square Foot Leased	$9.55	$10.42	$8.84	$9.42	$7.18	$6.57

Total Per Square Foot	$27.42	$23.67	$32.32	$23.43	$27.79	$20.89

Average Lease Term (in years)	6.3	5.5	7.2	5.6	6.4	5.6
Total Per Square Foot Per Year	$4.35	$4.30	$4.49	$4.18	$4.34	$3.73
Total Tenant Improvements and Leasing Costs:
Total Leased Square Footage	3,338,887	1,619,670	966,585	752,632	884,724	1,353,999
Tenant Improvements Cost Per Square Foot Leased	$15.26	$15.85	$15.02	$14.29	$14.91	$12.29
Leasing Costs Per Square Foot Leased	$8.48	$9.46	$7.35	$7.83	$6.92	$7.00

Total Per Square Foot	$23.74	$25.31	$22.37	$22.12	$21.83	$19.29

Average Lease Term (in years)	7.4	8.0	6.7	7.0	6.1	6.3
Total Per Square Foot Per Year	$3.21	$3.16	$3.34	$3.16	$3.58	$3.06

(1)	Reflects capitalized property improvements for consolidated office properties.

(2)	Enhancements/Additions to building infrastructure.

(3)	Office Segment Tenant Improvements and Leasing Costs reflect costs committed (but not necessarily expended) for leases executed during the reporting period. In addition, this schedule discloses 100% of Tenant Improvements and Leasing Costs committed without adjustments to give effect to Crescent’s ownership percentage in joint ventured properties.

(4)	Non-Revenue Enhancing Tenant Improvements and Leasing Costs exclude temporary leases and leases whose commencement date is more than twelve months from the end of the current reporting period.

(5)	Revenue Enhancing Tenant Improvements and Leasing Costs result from leases signed on office square footage that has not contributed to office earnings in the preceding two quarters.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Top 25 Office Customers (1)
As of September 30, 2003

						Crescent Share of
				Annualized	Crescent Share of	Annualized Revenue
			% Of Total	Revenue	Annualized Revenue	as % Of Total
Customer Name	Industry	SF	Occupied SF	(in millions)(2)	(in millions)(3)	Office Revenue

El Paso Energy	Energy	938,000	3.8%	$24.1	$24.1	4.5%
GSA	Government	701,000	2.9%	$13.7	$13.7	2.6%
AIM Management Group, Inc.	Financial Services	654,000	2.7%	$13.5	$12.3	2.3%
BP Amoco Corporation	Energy	570,000	2.3%	$13.5	$2.7	0.5%
Bank One, Texas, NA	Financial Services	507,000	2.1%	$13.7	$7.5	1.4%
Carter & Burgess, Inc.	Professional Service	438,000	1.8%	$8.2	$8.2	1.5%
Exxon Mobil Corporation	Energy	402,000	1.6%	$8.2	$5.3	1.0%
Lyondell Chemical Company	Manufacturing	381,000	1.6%	$8.7	$8.7	1.6%
BMC Software, Inc.	Technology	341,000	1.4%	$8.3	$8.3	1.6%
Occidental Oil and Gas Corporation	Energy	340,000	1.4%	$6.8	$6.8	1.3%
Hunt Consolidated, Inc.	Energy	335,000	1.4%	$8.2	$8.2	1.5%
Sprint Communications Company	Telecommunications	326,000	1.3%	$5.9	$5.9	1.1%
Yum Restaurant Services Group, Inc.	Food Service	321,000	1.3%	$6.2	$6.2	1.2%
Janus Capital	Financial Services	313,000	1.3%	$6.4	$6.4	1.2%
Jenkens and Gilchrist, P.C.	Professional Service	312,000	1.3%	$8.2	$6.0	1.1%
Apache Corporation	Energy	283,000	1.2%	$5.9	$5.9	1.1%
Stewart Information Services	Financial Services	240,000	1.0%	$4.3	$4.3	0.8%
Shell Oil Company	Energy	230,000	0.9%	$4.7	$4.7	0.9%
CompUSA	Retail	205,000	0.8%	$4.8	$4.8	0.9%
Parsons Energy & Chemicals Group Inc.	Energy	176,000	0.7%	$3.0	$3.0	0.6%
Johns Manville, Inc.	Manufacturing	165,000	0.7%	$3.1	$3.1	0.6%
MCI Worldcom	Telecommunications	164,000	0.7%	$4.2	$3.6	0.7%
Aetna Life Insurance Company	Financial Services	163,000	0.7%	$3.0	$3.0	0.6%
Baker & Botts	Professional Service	163,000	0.7%	$4.2	$4.2	0.8%
TXU Energy Trading Company	Energy	157,000	0.6%	$3.2	$1.6	0.3%

		8,825,000	36.2%	$194.0	$168.5	31.7%

(1)	This schedule discloses 100% of square footage related to each customer without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Reflects revenue related to each customer without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(3)	Reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Reflects revenue related to each customer adjusted to give effect to Crescent’s actual ownership percentage in joint ventured properties.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Office Customer Industry Diversification
As of September 30, 2003

Note: Based on square footage; information supplied to Crescent from its customers

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Office Lease Expirations
As of September 30, 2003

Total Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases

2003	1,317,123	(326,862)	990,261	(4)	4.1%	$18,584,070	3.4%	$18.77	231
2004	4,970,466	(1,904,237)	3,066,229	(5)(6)	12.7	68,855,832	12.5	22.46	291
2005	2,984,291	(141,048)	2,843,243		11.8	65,235,988	11.8	22.94	284
2006	2,681,204	66,772	2,747,976		11.4	65,366,050	11.9	23.79	253
2007	2,716,846	176,673	2,893,519		12.0	65,305,771	11.8	22.57	211
2008	1,730,119	(16,097)	1,714,022		7.1	37,053,699	6.7	21.62	171
2009	1,120,644	386,125	1,506,769		6.2	35,816,884	6.5	23.77	71
2010	1,699,734	189,580	1,889,314		7.8	47,325,849	8.6	25.05	57
2011	1,009,920	18,712	1,028,632		4.3	24,607,112	4.5	23.92	37
2012	819,528	—	819,528		3.4	21,271,924	3.9	25.96	25
2013 and thereafter	3,084,711	1,550,382	4,635,093		19.2	101,766,728	18.4	21.96	69

Total	24,134,586	—	24,134,586	(7)	100.0%	$551,189,907	100.0%	$22.84	1,700

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration of dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2003, leases totaling 679,155 square feet (including renewals of 326,862 square feet and new leases of 352,293 square feet) have been signed and will commence during the remainder of 2003. These signed leases represent approximately 52% of gross square footage expiring during the remainder of 2003.

(5)	Expirations by quarter are as follows: Q1: 1,266,879 Q2: 589,538 Q3: 698,799 Q4: 511,013.

(6)	As of September 30, 2003, leases totaling 2,228,315 square feet (including renewals of 1,904,237 square feet and new leases of 324,078 square feet) have been signed and will commence during 2004. These signed leases represent approximately 45% of gross square footage expiring in 2004.

(7)	Reconciliation of Occupied SF to Net Rentable Area:

Occupied SF Per 10 Year Expiration Report:	24,134,586
Non-revenue Generating Space:	242,145

Total Occupied Office SF:	24,376,731
Total Vacant SF:	4,521,280

Total Office NRA:	28,898,011

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Office Lease Expirations
As of September 30, 2003

Dallas Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent(3)	Leases

2003	285,666	(24,580)	261,086	(4)	3.2%	$4,397,464	2.3%	$16.84	65
2004	1,287,783	(692,916)	594,867	(5)(6)	7.3	15,550,717	8.3	26.14	75
2005	1,357,213	(248,895)	1,108,318		13.6	25,022,857	13.3	22.58	99
2006	728,299	3,707	732,006		9.0	18,627,657	9.9	25.45	62
2007	1,235,841	141,769	1,377,610		16.9	32,643,825	17.3	23.70	68
2008	531,294	(72,655)	458,639		5.6	10,309,895	5.5	22.48	57
2009	454,299	89,891	544,190		6.7	13,883,615	7.4	25.51	18
2010	691,278	103,817	795,095		9.8	21,013,686	11.2	26.43	17
2011	278,118	1,276	279,394		3.4	6,940,412	3.7	24.84	9
2012	188,713	—	188,713		2.3	4,356,933	2.3	23.09	11
2013 and thereafter	1,112,698	698,586	1,811,284		22.2	35,777,910	18.8	19.75	22

Total	8,151,202	—	8,151,202		100.0%	$188,524,971	100.0%	$23.13	503

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2003, leases totaling 89,542 square feet (including renewals of 24,580 square feet and new leases of 64,962 square feet) have been signed and will commence during the remainder of 2003. These signed leases represent approximately 31% of gross square footage expiring during the remainder of 2003.

(5)	Expirations by quarter are as follows: Q1: 95,355 Q2: 105,181 Q3: 249,293 Q4: 145,038.

(6)	As of September 30, 2003, leases totaling 706,942 square feet (including renewals of 692,916 square feet and new leases of 14,026 square feet) have been signed and will commence during 2004. These signed leases represent approximately 55% of gross square footage expiring in 2004.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Office Lease Expirations
As of September 30, 2003

Houston Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases

2003	484,459	(100,262)	384,197	(4)	4.1%	$6,938,397	3.3%	$18.06	108
2004	2,334,704	(883,813)	1,450,891	(5)(6)	15.4	30,091,987	14.3	20.74	116
2005	606,456	13,671	620,127		6.6	13,555,749	6.5	21.86	96
2006	1,180,904	49,400	1,230,304		13.0	26,768,310	12.7	21.76	91
2007	1,007,715	48,138	1,055,853		11.2	22,044,389	10.6	20.88	77
2008	820,318	9,341	829,659		8.8	16,334,953	7.8	19.69	57
2009	268,676	257,227	525,903		5.6	11,364,404	5.5	21.61	24
2010	662,916	85,763	748,679		7.9	17,041,641	8.2	22.76	20
2011	536,961	—	536,961		5.7	12,060,483	5.8	22.46	13
2012	458,760	—	458,760		4.9	12,486,808	6.0	27.22	9
2013 and thereafter	1,071,203	520,535	1,591,738		16.8	39,940,152	19.3	25.09	16

Total	9,433,072	—	9,433,072		100.0%	$208,627,273	100.0%	$22.12	627

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2003, leases totaling 261,846 square feet (including renewals of 100,262 square feet and new leases of 161,584 square feet) have been signed and will commence during the remainder of 2003. These signed leases represent approximately 54% of gross square footage expiring during the remainder of 2003.

(5)	Expirations by quarter are as follows: Q1: 887,356 Q2: 234,453 Q3: 136,124 Q4: 192,958.

(6)	As of September 30, 2003, leases totaling 1,124,491 square feet (including renewals of 883,813 square feet and new leases of 240,678 square feet) have been signed and will commence during 2004. These signed leases represent approximately 48% of gross square footage expiring in 2004.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Office Lease Expirations
As of September 30, 2003

Austin Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases

2003	72,380	—	72,380	(4)	4.6%	$1,579,587	4.1%	$21.82	18
2004	373,535	—	373,535	(5)(6)	24.0	8,571,456	22.4	22.95	25
2005	476,604	—	476,604		30.6	11,632,875	30.4	24.41	23
2006	301,726	(21,627)	280,099		18.0	7,565,969	19.8	27.01	18
2007	78,935	—	78,935		5.1	1,924,189	5.0	24.38	10
2008	129,190	21,627	150,817		9.7	4,030,460	10.5	26.72	16
2009	44,523	—	44,523		2.9	1,064,750	2.8	23.91	4
2010	23,870	—	23,870		1.5	464,051	1.2	19.44	7
2011	3,096	—	3,096		0.2	59,788	0.2	19.31	1
2012	—	—	—		0.0	0	0.0	0.00	—
2013 and thereafter	55,202	—	55,202		3.4	1,378,725	3.6	24.98	3

Total	1,559,061	—	1,559,061		100.0%	$38,271,850	100.0%	$24.55	125

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2003, new leases totaling 24,209 square feet have been signed and will commence during the remainder of 2003. These signed leases represent approximately 33% of gross square footage expiring during the remainder of 2003.

(5)	Expirations by quarter are as follows: Q1: 88,668 Q2: 17,807 Q3: 253,372 Q4: 13,688.

(6)	As of September 30, 2003, new leases totaling 10,821 square feet have been signed and will commence during 2004. These signed leases represent approximately 3% of gross square footage expiring during 2004.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Office Lease Expirations
As of September 30, 2003

Denver Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases

2003	315,577	(113,764)	201,813	(4)	10.5%	$4,025,228	9.5%	$19.95	17
2004	408,773	(99,082)	309,691	(5)(6)	16.1	6,544,168	15.4	21.13	24
2005	285,456	—	285,456		14.8	6,260,803	14.7	21.93	18
2006	148,782	(2,036)	146,746		7.6	3,605,941	8.5	24.57	18
2007	156,154	—	156,154		8.1	3,485,765	8.2	22.32	21
2008	106,668	2,036	108,704		5.7	2,202,719	5.2	20.26	16
2009	172,632	8,491	181,123		9.4	4,288,082	10.1	23.67	11
2010	113,032	—	113,032		5.9	2,936,867	6.9	25.98	5
2011	41,187	1,381	42,568		2.2	814,062	1.9	19.12	4
2012	75,753	—	75,753		3.9	1,867,031	4.4	24.65	1
2013 and thereafter	99,696	202,974	302,670		15.8	6,534,451	15.2	21.59	10

Total	1,923,710	—	1,923,710		100.0%	$42,565,117	100.0%	$22.13	145

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2003, leases totaling 174,096 square feet (including renewals of 113,764 square feet and new leases of 60,332 square feet) have been signed and will commence during the remainder of 2003. These signed leases represent approximately 55% of gross square footage expiring during the remainder of 2003.

(5)	Expirations by quarter are as follows: Q1: 138,078 Q2: 138,671 Q3: 14,238 Q4: 18,704.

(6)	As of September 30, 2003, leases totaling 119,517 square feet (including renewals of 99,082 square feet and new leases of 20,435 square feet) have been signed and will commence during 2004. These signed leases represent approximately 29% of gross square footage expiring during in 2004.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Office Lease Expirations
As of September 30, 2003

Other Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases

2003	159,041	(88,256)	70,785	(4)	2.3%	$1,643,394	2.3%	$23.22	23
2004	565,671	(228,426)	337,245	(5)(6)	11.0	8,097,504	11.1	24.01	51
2005	258,562	94,176	352,738		11.5	8,763,704	12.0	24.84	48
2006	321,493	37,328	358,821		11.7	8,798,173	12.0	24.52	64
2007	238,201	(13,234)	224,967		7.3	5,207,603	7.1	23.15	35
2008	142,649	23,554	166,203		5.4	4,175,672	5.7	25.12	25
2009	180,514	30,516	211,030		6.9	5,216,033	7.1	24.72	14
2010	208,638	—	208,638		6.8	5,869,604	8.0	28.13	8
2011	150,558	16,055	166,613		5.4	4,732,367	6.5	28.40	11
2012	96,302	—	96,302		3.1	2,561,152	3.5	26.60	4
2013 and thereafter	745,912	128,287	874,199		28.6	18,135,490	24.7	20.75	18

Total	3,067,541	—	3,067,541		100.0%	$73,200,696	100.0%	$23.86	301

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2003, leases totaling 129,462 square feet (including renewals of 88,256 square feet and new leases of 41,206 square feet) have been signed and will commence during the remainder of 2003. These signed leases represent approximately 81% of gross square footage expiring during the remainder of 2003.

(5)	Expirations by quarter are as follows: Q1: 57,422 Q2: 93,426 Q3: 45,772 Q4: 140,625.

(6)	As of September 30, 2003, leases totaling 266,544 square feet (including renewals of 228,426 square feet and new leases of 38,118 square feet) have been signed and will commence during 2004. These signed leases represent approximately 47% of gross square footage expiring during 2004.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Acquisitions/Dispositions/Development
As of September 30, 2003

Acquisitions

	CEI		Square	Date of	Purchase	PSF Purchase
Property	Ownership	Market	Feet	Purchase	Price	Price	% Leased
The BAC — Colonnade Building	100%	Florida - Coral Gables	216,115	8/26/2003	$51.4 Million	$238	92%
BriarLake Plaza	30%	Houston - Westchase	502,410	10/8/2003 (1)	$74.4 Million	$148	90%

(1)	BriarLake Plaza was acquired subsequent to September 30, 2003; however, it has been included for informational purposes.

Development

					Estimated			%
					Construction	In Place	Total	Currently
		%	Square	Start	Completion	Development	Projected	Leased/
Project	Market	Ownership	Feet	Date	Date	Costs	Investment	Committed

Houston Center Shops - Redevelopment	Houston-CBD	100%	190,729	2Q 2003	1Q 2004	$2.7 Million	$11.6 Million	70%/76%

Dispositions

None

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

PORTFOLIO DATA
Resort/Hotel

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Resort/Hotel Property Table (1)
As of September 30, 2003

					For the three months ended September 30,

									Revenue
					Average		Average		Per
					Occupancy		Daily		Available
		Year			Rate		Rate		Room/Guest Night
		Completed/
Resort/Hotel Property	Location	Renovated	Rooms		2003	2002	2003	2002	2003	2002

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		81%	84%	$130	$121	$105	$102
Hyatt Regency Albuquerque	Albuquerque, NM	1990	395		75	75	94	98	71	73
Omni Austin Hotel (2)	Austin, TX	1986	375		71	67	107	106	76	71
Renaissance Houston Hotel	Houston, TX	1975/2000	388		58	61	100	99	58	60

Total/Weighted Average			1,771		73%	73%	$111	$109	$81	$79

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275		72%	66%	$156	$186	$112	$123
Fairmont Sonoma Mission Inn & Spa (3)	Sonoma, CA	1927/1987/1997	228		77	75	251	281	193	210
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	62		88	82	469	459	414	374
Ritz Carlton Palm Beach (4)	Palm Beach, FL	1991	270		65	47	179	185	116	87

Total/Weighted Average			835		72%	64%	$218	$242	$157	$154

			Guest
Destination Fitness Resorts and Spas:			Nights

Canyon Ranch-Tucson	Tucson, AZ	1980	259	(5)
Canyon Ranch-Lenox	Lenox, MA	1989	212	(5)

Total/Weighted Average			471		77%	78%	$620	$600	$448	$438

Luxury and Destination Fitness Resorts Combined					74%	69%	$363	$383	$262	$257

	Grand Total/Weighted Average for Resort/Hotel Properties		3,077		73%	71%	$221	$223	$160	$157

(1)	Resort/Hotel Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in resort/hotel properties.

(2)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.

(3)	The Company has an 80.1% member interest in the limited liability company that owns Fairmont Sonoma Mission Inn & Spa.

(4)	The Company has a 50.0% member interest in the limited liability company that owns the Ritz Carlton Palm Beach.

(5)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Resort/Hotel Property Table(1)
As of September 30, 2003

					For the nine months ended September 30,

									Revenue
					Average		Average		Per
					Occupancy		Daily		Available
		Year			Rate		Rate		Room/Guest Night
		Completed/
Resort/Hotel Property	Location	Renovated	Rooms		2003	2002	2003	2002	2003	2002

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		75%	77%	$129	$119	$97	$92
Hyatt Regency Albuquerque	Albuquerque, NM	1990	395		75	73	100	106	75	77
Omni Austin Hotel (2)	Austin, TX	1986	375		75	70	114	117	86	82
Renaissance Houston Hotel	Houston, TX	1975/2000	388		63	62	110	111	69	69

Total/Weighted Average			1,771		73%	71%	$115	$114	$83	$81

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275		62%	61%	$283	$294	$176	$180
Fairmont Sonoma Mission Inn & Spa (3)	Sonoma, CA	1927/1987/1997	228		66	63	245	268	161	169
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	62		77	73	412	394	317	286
Ritz Carlton Palm Beach (4)	Palm Beach, FL	1991	270		73	64	304	314	221	200

Total/Weighted Average			835		68%	63%	$291	$302	$196	$191

			Guest
Destination Fitness Resorts and Spas:			Nights

Canyon Ranch-Tucson	Tucson, AZ	1980	259	(5)
Canyon Ranch-Lenox	Lenox, MA	1989	212	(5)

Total/Weighted Average			471		79%	80%	$642	$628	$481	$478

Luxury and Destination Fitness Resorts Combined					72%	69%	$426	$434	$299	$295

	Grand Total/Weighted Average for Resort/Hotel Properties		3,077		72%	70%	$248	$250	$177	$174

(1)	Resort/Hotel Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in resort/hotel properties.

(2)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.

(3)	The Company has an 80.1% member interest in the limited liability company that owns Fairmont Sonoma Mission Inn & Spa.

(4)	The Company has a 50.0% member interest in the limited liability company that owns the Ritz Carlton Palm Beach.

(5)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Same-Store Analysis
As of September 30, 2003

Resorts (1)

	For the three months ended September 30,

	2003	2002	Percentage/Point Change

Same-Store NOI (in thousands)	$6,321	$5,937	6%
Weighted Average Occupancy	76%	74%	2pt
Average Daily Rate	$406	$417	(3)%
Revenue per Available Room/Guest Night	$300	$301	—%

	Nine months ended September 30,

	2003	2002	Percentage/Point Change

Same-Store NOI (in thousands)	$19,602	$22,211	(12)%
Weighted Average Occupancy	72%	71%	1pt
Average Daily Rate	$460	$463	(1)%
Revenue per Available Room/Guest Night	$320	$319	—%

Business Class Hotels

	For the three months ended September 30,

	2003	2002	Percentage/Point Change

Same-Store NOI (in thousands)	$3,675	$3,714	(1)%
Weighted Average Occupancy	73%	73%	-pt
Average Daily Rate	$111	$109	2%
Revenue per Available Room	$81	$79	3%

	Nine months ended September 30,

	2003	2002	Percentage/Point Change

Same-Store NOI (in thousands)	$13,298	$13,676	(3)%
Weighted Average Occupancy	73%	71%	2pt
Average Daily Rate	$115	$114	1%
Revenue per Available Room	$83	$81	2%

(1)	Same-Store Analysis excludes the Ritz Carlton Palm Beach. As of September 30, 2002, the Company held an $10.7M note receivable and owned a 25% equity interest in the entity that owns the Ritz Carlton Palm Beach. Through a series of transactions in October 2002, the Company increased its equity interest to 50% and settled the note receivable.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

PORTFOLIO DATA
Residential Development

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Residential Development Property Table
As of September 30, 2003

								Total	Total	Average
	Residential			Residential		Total	Lots/Units	Lots/Units	Closed	Range of
Residential	Development			Development		Lots/	Developed	Closed	Sale Price	Proposed
Development	Properties	Type of		Corporation’s		Units	Since	Since	Per Lot/	Sale Prices
Corporation (1)	(RDP)	RDP(2)	Location	Ownership %		Planned	Inception	Inception	Unit ($)(3)	Per Lot/Unit ($) (4)

Desert Mountain Development Corporation	Desert Mountain	SF	Scottsdale, AZ	93.0%		2,439	2,373	2,282	541,000	400,000	—	4,000,000	(5)

The Woodlands Land Company, Inc.	The Woodlands	SF	The Woodlands, TX	42.5	%(7)	38,211	27,650	26,456	59,000	16,000	—	2,360,000

Crescent Resort Development, Inc.(8)	Eagle Ranch	SF	Eagle, CO	60.0%		1,323	651	594	81,000	50,000	—	150,000
	Main Street Junction	CO	Breckenridge, CO	30.0%		36	36	35	460,000	300,000	—	580,000
	Main Street Station	CO	Breckenridge, CO	30.0%		82	82	79	494,000	215,000	—	1,065,000
	Main Street Station Vacation Club	TS	Breckenridge, CO	30.0%		42	42	26	1,182,000	380,000	—	4,600,000
	Riverbend	SF	Charlotte, NC	60.0%		650	271	271	31,000	25,000	—	38,000
	Three Peaks (Eagle’s Nest)	SF	Silverthorne, CO	30.0%		391	253	190	258,000	135,000	—	425,000
	Park Place at Riverfront	CO	Denver, CO	64.0%		70	70	67	414,000	195,000	—	1,445,000
	Park Tower at Riverfront	CO	Denver, CO	64.0%		61	61	59	708,000	180,000	—	2,100,000
	Promenade Lofts at Riverfront	CO	Denver, CO	64.0%		66	66	65	441,000	180,000	—	2,100,000
	Creekside at Riverfront	CO	Denver, CO	64.0%		40	—	—	N/A	202,000	—	450,000
	Delgany	CO	Denver, CO	64.0%		44	—	—	N/A	460,000	—	1,090,000
	Cresta	TH	Edwards, CO	60.0%		25	25	20	1,965,000	1,230,000	—	3,434,000
	Snow Cloud	CO	Avon, CO	64.0%		54	54	54	1,732,000	840,000	—	4,545,000
	Horizon Pass Lodge	CO	Avon, CO	64.0%		31	—	—	N/A	1,050,000	—	4,560,000
	One Vendue Range	CO	Charleston, SC	62.0%		50	50	48	1,205,000	450,000	—	3,100,000
	Old Greenwood	SF/TS	Truckee, CA	71.2%		249	—	—	N/A	N/A	—	N/A
	Tahoe Mountain Resorts	SF/CO/TH/TS	Tahoe, CA	57%-71.2%		— (6)	— (6)	— (6)	N/A	N/A	—	N/A

Total Crescent Resort Development, Inc.						3,214	1,661	1,508

Mira Vista Development Corp.	Mira Vista	SF	FortWorth, TX	100.0%		740	740	718	99,000	50,000	—	265,000

Houston Area Development Corp.	Falcon Point	SF	Houston, TX	100.0%		510	491	455	41,000	28,000	—	52,000
	Falcon Landing	SF	Houston, TX	100.0%		623	613	606	21,000	25,000	—	25,000
	Spring Lakes	SF	Houston, TX	100.0%		520	416	343	35,000	35,000	—	50,000

Total Houston Area Development Corp.						1,653	1,520	1,404

Total						46,257	33,944	32,368

(1)	As of September 30, 2003, the Company had a 100% ownership interest in Desert Mountain Development Corporation, The Woodlands Land Company, Inc., and Crescent Resort Development, Inc. As of December 31, 2002 the Company had a 94% ownership interest, representing all of the non-voting common stock, in Mira Vista Development Corp. and Houston Area Development Corp. On January 2, 2003, through the acquisition of the remaining interest in DBL, the Company acquired 4% of the remaining economic interest representing substantially all of the voting stock in Mira Vista Development Corp. and Houston Area Development Corp. As a result, the Company’s ownership interest in MVDC and HADC is 98%. These entities, previously unconsolidated, are consolidated as of January 2, 2003.

(2)	SF (Single-Family Lots); CO (Condominium); TH (Town home); and TS (Timeshare Equivalent Units).

(3)	Based on lots/units closed during the Company’s ownership period.

(4)	Based on existing inventory of developed lots/units and lots/units to be developed.

(5)	Includes golf membership, which as of September 30, 2003, is $0.2 million.

(6)	This project is in the early stages of development, and this information is not available as of September 30, 2003.

(7)	Distributions are made to partners based on specified payout percentages. During the nine months ended September 30, 2003, the payout percentage and economic interest was 52.5%.

(8)	Residential Development Corporation’s ownership percentage represents the profit percentage allocation after Crescent receives either a 12% or a 13% preferred return on its invested capital.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Statistics
As of September 30, 2003

The Woodlands

	For the three months ended September 30,

	2003	2002

Residential Lot Sales	256	306
Average Sales Price per Lot	$62,000	$78,000
Commercial Land Sales	25 acres	8 acres
Average Sales Price per Acre	$234,000	$384,000

	For the nine months ended September 30,

	2003	2002

Residential Lot Sales	745	818
Average Sales Price per Lot	$63,000	$69,000
Commercial Land Sales	50 acres	60 acres
Average Sales Price per Acre	$317,000	$346,000

Crescent Resort Development

	For the three months ended September 30,

	2003	2002

Active Projects	17	15
Residential Lot Sales	36	30
Residential Unit Sales:
Town home Sales	1	1
Single-Family Home Sales	—	—
Condominium Sales	9	26
Residential Equivalent Timeshare Unit Sales	1	2
Commercial Land Sales	—	—
Average Sales Price per Residential Lot	$60,000	$108,000
Average Sales Price per Residential Unit	$1.2 million	$1.0 million
Average Sales Price per Residential Equivalent Timeshare Unit	$1.8 million	$1.1 million

	For the nine months ended September 30,

	2003	2002

Active Projects	17	15
Residential Lot Sales	62	189
Residential Unit Sales:
Town home Sales	2	3
Single-Family Home Sales	—	—
Condominium Sales	48	222
Residential Equivalent Timeshare Unit Sales	4	10
Commercial Land Sales	1	—
Average Sales Price per Residential Lot	$53,000	$68,000
Average Sales Price per Residential Unit	$1.2 million	$0.7 million
Average Sales Price per Residential Equivalent Timeshare Unit	$1.4 million	$1.2 million

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Statistics
As of September 30, 2003

Desert Mountain

	For the three months ended September 30,

	2003	2002

Residential Lot Sales	10	6
Average Sales Price per Lot (1)	$457,000	$831,000

	For the nine months ended September 30,

	2003	2002

Residential Lot Sales	34	54
Average Sales Price per Lot(1)	$611,000	$746,000

(1)	Includes equity golf membership

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

PORTFOLIO DATA
Temperature-Controlled Logistics Properties

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Temperature-Controlled Logistics
As of September 30, 2003
(in thousands)

Temperature-Controlled Logistics (Landlord)
Property Table

		Total Cubic	Total			Total Cubic	Total
	Number of	Footage	Square feet		Number of	Footage	Square feet
State	Properties(1)	(in millions)	(in millions)	State	Properties(1)	(in millions)	(in millions)

Alabama	4	10.7	0.4	Missouri	2	46.8	2.8
Arizona	1	2.9	0.1	Nebraska	2	4.4	0.2
Arkansas	6	33.1	1	New York	1	11.8	0.4
California	7	25.1	0.9	North Carolina	3	10	0.4
Colorado	1	2.8	0.1	Ohio	1	5.5	0.2
Florida	5	6.5	0.3	Oklahoma	2	2.1	0.1
Georgia	8	49.5	1.7	Oregon	6	40.4	1.7
Idaho	2	18.7	0.8	Pennsylvania	2	27.4	0.9
Illinois	2	11.6	0.4	South Carolina	1	1.6	0.1
Indiana	1	9.1	0.3	South Dakota	1	2.9	0.1
Iowa	2	12.5	0.5	Tennessee	3	10.6	0.4
Kansas	2	5	0.2	Texas	2	6.6	0.2
Kentucky	1	2.7	0.1	Utah	1	8.6	0.4
Maine	1	1.8	0.2	Virginia	2	8.7	0.3
Massachusetts	5	10.5	0.5	Washington	6	28.7	1.1
Mississippi	1	4.7	0.2	Wisconsin	3	17.4	0.6

				TOTAL	87	440.7	17.5 (2)

(1)	As of September 30, 2003, the Company held a 40% interest in the Temperature-Controlled Logistics Partnership, which owns the Temperature-Controlled Logistics Corporation (TCLC), which directly or indirectly owns the 87 temperature-controlled logistics properties. The business operations associated with the Temperature-Controlled Logistics properties are owned by AmeriCold Logistics, in which the Company has no interest. TCLC (landlord) is entitled to receive lease payments from AmeriCold Logistics (tenant).

(2)	As of September 30, 2003, AmeriCold Logistics operated 102 temperature-controlled logistics properties with an aggregate of approximately 545.5 million cubic feet (20.8 million square feet) of warehouse space.

	For the three months ended September 30,		For the nine months ended September 30,

	2003	2002	2003	2002

Crescent’s FFO (3)	$4,198	$3,675	$16,294	$14,450

AmeriCold Logistics Summary Operating Income Statement
(Tenant & Operator of Above Properties)

	For the three months ended September 30,

	2003	2002	% Change

Revenue	$163,676	$161,669
Expenses	134,209	136,068

Net income (before rent expense) (4)	$29,467	$25,601	15.1%

Average Occupancy for all Leased Facilities	75%	81%

	For the nine months ended September 30,

	2003	2002	% Change

Revenue	$477,556	$471,159
Expenses	388,520	388,070

Net income (before rent expense) (5)	$89,036	$83,089	7.2%

Average Occupancy for all Leased Facilities	74%	78%
Facilities Operated by Americold Logistics	102	101
Facilities Leased to Americold Logistics by TCLC	87	88

(3)	Refer to Statement of Funds from Operations Available to Common Shareholders on page 11 for the Company’s methodology, which may differ from that of other real estate companies that report FFO, as well as a complete reconciliation from our FFO, and from Funds From Operations Available to Common Shareholders After Impairment Charges related to Real Estate Assets, to net Income, a GAAP measure.

(4)	Net income is calculated as Operating Income before rent expense of $39,698 and $34,452 for the three months ended September 30, 2003 and 2002, respectively. Net loss including rent expense was ($10,231) and ($8,851) for the three months ended September 30.

(5)	Net income is calculated as Operating Income before rent expense of $118,018 and $105,250 for the nine months ended September 30, 2003 and 2002, respectively. Net loss including rent expense was ($28,982) and ($22,161) for the nine months ended September 30.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

CONTACT INFORMATION

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003

Equity Research Coverage

Banc of America Securities		Merrill Lynch
Lee Schalop		Steve Sakwa
Dan Oppenheim		John Stewart
212.847.5677		212.449.0335
212.847.5733		212.449.1920

BB&T Capital Markets		Morgan Stanley
Stephanie Krewson		Greg Whyte
804.782.8784		David Cohen
212.761.6331
Bear Stearns		212.761.8564
Ross Smotrich
Michael Marron		RBC Capital Markets
212.272.8046		Jay Leupp
212.272.7424		David Copp
415.633.8588
CS First Boston		415.633.8558
Jay Habermann
212.538.2830		Smith Barney Citigroup
212.538.5250		Jonathan Litt
Gary Boston
212.816.0231
Friedman Billings Ramsey		212.816.1383
David Loeb
Gustavo Sarago		Stifel, Nicolaus
703.469.1289		John Roberts
703.469.1042		502.420.3203

Investor Relations

Crescent Real Estate Equities Company
Investor Relations Department
777 Main Street, Ste 2100
Fort Worth, TX 76102
Phone: 817.321.2180
Fax: 817.321.2060

Contact		Information Request

Keira Moody		Karla Anderson
Vice President Investor Relations		Investor Relations Coordinator
Phone: 817.321.1412		Phone: 817.321.1478
Fax: 817.321.2060		Fax: 817.321.2060
Kmoody@crescent.com		Kanderson@crescent.com

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2003